                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                   ------------------------------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):        December 31, 1999
                                                         -----------------


                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




Delaware                                  0-11656                   22-1807533
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)         (I.R.S. EIN)




Two Nationwide Plaza, Suite 760, Columbus, Ohio                      43215
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (614) 221-6000
                                                     --------------



                                    NO CHANGE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT
                                DECEMBER 31, 1999

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Effective November 30, 1999, The Wendt-Bristol Health Services Corporation ("W-B") sold the operating assets of its remaining nursing home, located in Springfield, Ohio.

                  An Asset Purchase Agreement was entered into between ESEMTU LLC, an Ohio limited liability company ("Buyer") and W-B's subsidiaries American Living Centers, Inc. and Ethan Allen Care Center, Inc. DBA Bristol House of Springfield as Seller of the operations of its 100-bed long term health care facility along with Sunnyland Land Corporation, an Ohio corporation as Seller of the associated real property. Terms of the sale provided for an allocated purchase price of $1,150,000 related to the sale of the operations payable in cash, net of real estate taxes (approximately $20,000) and costs (approximately $45,000). The transaction provided for certain terms, including provisions recognizing a real estate "swap", which culminated in the final closing and receipt of funds by W-B during December 1999. Additionally, the transaction provided for the finalization of the relationship and settlement of all disputes between W-B and its Landlord, as reflected in the allocation of the selling price and Pro-Forma financial statements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (a)      Financial Statements of Business Acquired. Not applicable.

     (b)      Pro-Forma Financial Information


     The following unaudited Pro-Forma Financial Statements are filed with this report:

     Pro-Forma Consolidated Balance Sheet as at September 30, 1999.. Page F-1, 2 Pro-Forma Consolidated Statements of Operations:
              Year Ended December 31, 1998 ......................... Page F-3
              Nine Months Ended September 30, 1999 ................. Page F-4

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT
                                DECEMBER 31, 1999


The Unaudited Pro Forma Consolidated Balance Sheet of Registrant as at September 30, 1999 reflects the financial position of Registrant and its subsidiaries after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on September 30, 1999. The Pro Forma Consolidated Statements of Operations for the fiscal year ended December 31, 1998 and the nine months ended September 30, 1999 assume that the disposition occurred on January 1, 1998 and are based on the operations of Registrant and its subsidiaries for the year ended December 31, 1998 and the nine months ended September 30, 1999. A gain of approximately $300,000 has not been reflected in these Pro Forma Statements of Operations.

The unaudited pro forma consolidated financial statements have been prepared by Registrant based upon assumptions deemed appropriate by its Management. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the disposition based upon the actual closing date.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The Wendt-Bristol Health Services Corporation

Dated January 21, 2000                By: \s\ Sheldon A. Gold
                                         ---------------------------------------
                                         Sheldon A. Gold, its President

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                             FORM 8-K CURRENT REPORT
                                DECEMBER 31, 1999


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

   1 Asset Purchase Agreement effective as of November 30, 1999 for Bristol House of Springfield by and between Ethan Allen Care Center, Inc. DBA Bristol House of Springfield, American Living Centers, Inc. and its Landlord (Sunnyland Land Corporation), as Sellers and ESEMTU LLC, as Buyer.

                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS AT SEPTEMBER 30, 1999

                                     ASSETS

                                   (UNAUDITED)


                                                                                    PRO FORMA
                                                                                   Adjustments
                                                                             -------------------------

                                                              Historical        BHS          Other            Pro Forma
                                                             ------------    ----------    -----------      ------------
                                                                                (a)           (b)
Current assets:
     Cash                                                    $      3,410                  $ 1,085,000 (c)  $  1,088,410
                                                             ------------    ----------    -----------      ------------


     Restricted cash                                              133,057                                        133,057
                                                             ------------    ----------    -----------      ------------

Receivables:
     Trade, net of allowance for doubtful
        accounts of $242,000                                    2,108,345                                      2,108,345
     Notes receivable                                             131,647                                        131,647
     Miscellaneous                                                850,237      (452,700)                         397,537
                                                             ------------    ----------    -----------      ------------
                                                                3,090,229      (452,700)                       2,637,529
                                                             ------------    ----------    -----------      ------------

Inventories                                                        15,196                                         15,196
Prepaid expenses and other                                        149,210                                        149,210
                                                             ------------    ----------    -----------      ------------
     Total current assets                                       3,391,102      (452,700)     1,085,000         4,023,402
                                                             ------------    ----------    -----------      ------------


Property, plant and equipment, at cost                         15,361,758      (532,600)                      14,829,158
     Less: Accumulated depreciation and
          amortization                                         (2,456,981)      233,800                       (2,223,181)
                                                             ------------    ----------    -----------      ------------
                                                               12,904,777      (298,800)                      12,605,977
                                                             ------------    ----------    -----------      ------------

Investments and other assets:
     Notes and other receivables, net of current portion           28,034                                         28,034
     Notes receivable from officers, employees and
           related parties, net of amounts payable                856,557                                        856,557
     Life insurance premiums receivable                           744,932                                        744,932
     Investment and related advances, net                       4,187,781                                      4,187,781
     Excess of cost over assets of businesses
          and subsidiaries acquired, less amortization            335,833                                        335,833
     Deferred charges                                           1,166,640                      (31,200)        1,135,440
     Deferred  income taxes                                       338,600                                        338,600
     Other assets                                                  74,422                                         74,422
                                                             ------------    ----------    -----------      ------------
          Total investments and other assets                    7,732,799                      (31,200)        7,701,599
                                                             ------------    ----------    -----------      ------------

                                                             $ 24,028,678    $ (751,500)   $ 1,053,800      $ 24,330,978
                                                             ============    ==========    ===========      ============

                                                             (Continued)


(a) To eliminate assets and liabilities disposed per the sale agreements. The sale also resulted in a settlement of all claims between the company and the landlord ( a write-off of a note receivable and accrued interest, total $452,700 ).

(b) To reflect sale proceeds net of real estate tax accrual assumed by buyer, write off of certain deferred charges, sale expenses and unrealized gain on sale.

(c) Cash received at closing is reduced by $65,000 related to real estate tax accrual and costs associated to closing.

                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET

                            AS AT SEPTEMBER 30, 1999

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                   (UNAUDITED)


                                                                              Pro Forma
                                                                             Adjustments
                                                                        ----------------------

                                                       Historical          BHS         Other         Pro Forma
                                                      ------------      --------     ---------      ------------
Current liabilities:                                                       (a)          (b)
     Accounts payable                                 $  1,912,134                                   $ 1,912,134
     Accrued expenses and other liabilities:
          Salaries and wages                               183,328                                       183,328
          Taxes, other than federal income tax           1,076,338                     (19,700)        1,056,638
          Interest                                         184,222                                       184,222
          Other                                            493,252                                       493,252
     Long-term obligations classified as current         1,507,925        31,000                       1,538,925
                                                      ------------      --------     ---------      ------------
          Total current liabilities                      5,357,199        31,000       (19,700)        5,368,499
                                                      ------------      --------     ---------      ------------

Long-term obligations, less amounts classified
     as current                                         13,645,713       (31,000)                     13,614,713
                                                      ------------      --------     ---------      ------------

     Total Liabilities                                  19,002,912                     (19,700)       18,983,212
                                                      ------------      --------     ---------      ------------

Unrealized gain on sale                                                                322,000           322,000
                                                      ------------      --------     ---------      ------------
Minority interest                                          457,634                                       457,634
                                                      ------------      --------     ---------      ------------

Stockholders' equity:
     Preferred stock: $10, stated value
               authorized: 500,000 shares
               issued: none
     Common stock: $.01 par;
               authorized: 12,000,000 shares
               issued: 8,280,807 shares                     82,808                                        82,808
     Capital in excess of par                           10,261,735                                    10,261,735
     Retained earnings (deficit)                        (3,010,575)                                   (3,010,575)
                                                      ------------      --------     ---------      ------------
                                                         7,333,968                                     7,333,968

     Treasury stock, at cost, 2,211,451 shares          (2,765,836)                                   (2,765,836)
                                                      ------------      --------     ---------      ------------
          Total stockholders' equity                     4,568,132                                     4,568,132
                                                      ------------      --------     ---------      ------------

                                                      $ 24,028,678      $      -     $ 302,300      $ 24,330,978
                                                      ============      ========     =========      ============



See notes on page F-1 re: (a)(b) and (c)

                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                   (UNAUDITED)



                                                                          PRO FORMA
                                                                         Adjustments
                                                                         -----------

                                                        Historical         BHS (a)         Pro Forma
                                                       -----------       -----------      -----------
REVENUES                                               $ 1,091,351       $                $ 1,091,351
     Net sales                                           6,521,288         3,894,000        2,627,288
                                                       -----------       -----------      -----------
     Service Income                                      7,612,639         3,894,000        3,718,639
                                                       -----------       -----------      -----------


COST AND EXPENSES
     Cost of sales                                         836,889                            836,889
     Selling, general, and administrative expenses       6,845,208         3,906,000        2,939,208
     Depreciation                                          375,031            41,700          333,331
                                                       -----------       -----------      -----------
                                                         8,057,128         3,947,700        4,109,428
                                                       -----------       -----------      -----------

OPERATING INCOME (LOSS)                                   (444,499)          (53,700)        (390,799)
                                                       -----------       -----------      -----------

OTHER INCOME (EXPENSE)
     Minority interest in affiliates, net of tax           (68,772)                           (68,772)
     Equity in earnings (losses) of affiliates             (20,100)                           (20,100)
     Interest expense, net                                (370,634)          (10,200)        (360,434)
     Gain on sale of assets                                421,807                            421,807
     Other, net                                            103,464            (3,300)         106,764
                                                       -----------       -----------      -----------
                                                            65,765           (13,500)          79,265
                                                       -----------       -----------      -----------

INCOME (LOSS) BEFORE INCOME TAXES                         (378,734)          (67,200)        (311,534)

INCOME TAX BENEFIT (EXPENSE)                               103,980            18,000           85,980
                                                       -----------       -----------      -----------

NET INCOME (LOSS)                                      $  (274,754)      $   (49,200)     $  (225,554)
                                                       ===========       ===========      ===========

INCOME (LOSS) PER COMMON SHARE
     Basic and Diluted                                 $     (0.04)                       $     (0.04)
                                                       ===========                        ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
     Basic and Diluted                                   6,113,646                          6,113,646
                                                       ===========                        ===========



(a) To eliminate the operations of BHS for the year.

                         PRO FORMA FINANCIAL INFORMATION
                         -------------------------------

                  THE WENDT-BRISTOL HEALTH SERVICES CORPORATION
                                AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMEBER 30, 1999


                                   (UNAUDITED)


                                                                              Pro Forma
                                                                             Adjustments
                                                                             -----------

                                                              Historical        BHS (a)          Pro Forma
                                                              ----------      -----------      ------------
REVENUES
     Service Income                                          $ 6,757,294      $ 3,171,700      $  3,585,594
                                                             -----------      -----------      ------------


COST AND EXPENSES
     Selling, general, and administrative expenses, net        6,855,933        2,917,500         3,938,433
     Depreciation                                                592,645           30,500           562,145
                                                             -----------      -----------      ------------
                                                               7,448,578        2,948,000         4,500,578
                                                             -----------      -----------      ------------

OPERATING INCOME (LOSS)                                         (691,284)         223,700          (914,984)
                                                             -----------      -----------      ------------

OTHER INCOME (EXPENSE)
     Minority interest in affiliates, net of tax                 139,600                            139,600
     Equity in earnings (losses) of affiliates                  (105,796)                          (105,796)
     Interest expense, net                                      (699,976)         (11,200)         (688,776)
     Other, net                                                  200,205                            200,205
                                                             -----------      -----------      ------------
                                                                (465,967)         (11,200)         (454,767)
                                                             -----------      -----------      ------------

INCOME (LOSS) BEFORE INCOME TAXES                             (1,157,251)         212,500        (1,369,751)
INCOME TAX BENEFIT (EXPENSE)                                     393,000          (72,000)          465,000
                                                             -----------      -----------      ------------


INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
A CHANGE IN ACCOUNTING PRINCIPLE                                (764,251)         140,500          (904,751)

CUMULATIVE EFFECT OF WRITING OFF START-UP
     COSTS, NET OF TAX                                          (234,087)                          (234,087)
                                                             -----------      -----------      ------------
NET INCOME (LOSS)                                            $  (998,338)     $   140,500      $ (1,138,838)
                                                             ===========      ===========      ============

INCOME (LOSS) PER COMMON SHARE:
     Income (loss) before cumulative effect
          of a change in accounting principle                $     (0.13)                      $      (0.15)
     Cumulative effect of writing off
           start-up costs, net of tax                              (0.04)                             (0.04)
                                                             -----------                       ------------
               Net income(loss) basic and diluted            $     (0.17)                      $      (0.19)
                                                             ===========                       ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
     Basic and Diluted                                         6,056,202                          6,056,202
                                                             ===========                       ============



(a) To eliminate the operations of BHS for the nine months.